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                                    FORM 8-A


                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549




                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                        Software Technologies Corporation
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             (Exact name of Registrant as specified in its charter)

                      Delaware                                           95-4249153
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  (State of Incorporation or organization)                  (I.R.S. Employer Identification No.)



404 East Huntington Drive, Monrovia, California                             91016
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  (Address of principal executive offices)                                (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:


                                      NONE
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Securities to be registered pursuant to Section 12(g) of the Act:

                           COMMON STOCK, NO PAR VALUE
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Item 1.  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

     Incorporated by reference to Description of Capital Stock section and Shares Eligible for Future Sales sections on pages 56-57 of the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on February 17, 2000, as amended (file number 333-30648) (the "S-1 Registration Statement").

Item 2.  Exhibits.
         --------

     The following exhibits are filed as a part of this Registration Statement:

     *1.1 Articles of Incorporation of Registrant.

     *1.2 Form of Restated Articles of Incorporation of Registrant to be filed following the closing of the Registrant's initial public offering.

* Incorporated by reference to Exhibits 3.1 and 3.2 to the S-1 Registration Statement.




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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Dated: March 31, 2000              Software Technologies Corporation


                                    By: /s/ BARRY J. PLAGA
                                    ----------------------
                                    Barry J. Plaga,
                                    Senior Vice President, Finance and Chief
                                    Financial Officer